UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Immage Biotherapeutics Corp.
(Exact Name of Small Business Issuer in its Charter)

Date of Report (Date of earliest event reported): September 8, 2015

Nevada	8731	68-0682040
(State of Incorporation)	(Primary Standard Classification Code)	(IRS Employer ID No.)

10411 Motor City Drive
                                Bethesda, MD 20817
 (Address of Registrant's Principal Executive Offices) (Zip Code)

 (480-830-2700)
(Registrant's telephone number, including area code)

____________________________________________________
(Former Name or Former Address, if Changes Since Last Report)

Securities to be Registered Under Section 12(b) of the Act: None

Securities to be Registered Under Section 12(g) of the Act:

Common Stock
     $.001 Par Value
(Title of Class)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", "our company" "Immage Biotherapeutics "refer to Immage Biotherapeutics Corp., a Nevada corporation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on September 8, 2015, the Company amended its Bylaws to delete and replace Article VII of the Bylaws of the Corporation as read as follows:

ARTICLE VII-FISCAL YEAR

The fiscal year of the Corporation shall be fixed, and shall be subject to be change by the Board of Directors from time to time, subject to applicable law. The fiscal year of the Corporation shall be August 31.

The Company will be filing a transitional annual report within the time frames required for the new year-end of August 31, 2105.
Item 9.01 - Financial Statements and Exhibits

Exhibit Number	Description
3.1	Revised Article VII of the Company Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMAGE BIOTHERAPEUTICS CORP.

Date: September 10, 2015	By:	/s/ Mou Zhi Cong
Mou Zhi Cong, Chief Executive Officer